UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2026

TransMedics Group, Inc.

(Exact name of Registrant as Specified in Its Charter)

Massachusetts	001-38891	83-2181531
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Minuteman Road Andover, Massachusetts	01810
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (978) 552-0900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	TMDX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 20, 2026, TransMedics Group, Inc. (the “Company”) held its 2026 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the shareholders of the Company voted on the following proposals:

Proposal One: The shareholders elected Waleed Hassanein, M.D., James R. Tobin, Edward M. Basile, Thomas J. Gunderson, Edwin M. Kania, Jr., Stephanie Lovell, Merilee Raines, and David Weill, M.D. as directors, each to serve on the Board of Directors of the Company until the 2027 Annual Meeting of Shareholders or until his or her successor is duly elected and qualified in accordance with our Restated Articles of Organization and Amended and Restated Bylaws, or his or her earlier death, resignation or removal, based on the following votes:

Director Nominee	For	Against	Abstain	Broker Non-Votes
Waleed Hassanein, M.D	23,925,335	122,999	15,389	4,632,985
James R. Tobin	23,594,322	453,100	16,301	4,632,985
Edward M. Basile	22,395,787	1,651,466	16,470	4,632,985
Thomas J. Gunderson	23,667,347	380,233	16,143	4,632,985
Edwin M. Kania, Jr.	23,603,708	443,438	16,577	4,632,985
Stephanie Lovell	23,932,921	111,757	19,045	4,632,985
Merilee Raines	23,908,647	140,715	14,361	4,632,985
David Weill, M.D.	23,842,978	204,717	16,028	4,632,985

Proposal Two: The shareholders approved, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers, based on the following votes:

For	Against	Abstain	Broker Non-Votes
22,871,647	1,161,181	30,895	4,632,985

Proposal Three: The shareholders approved the amendment to the Amended and Restated TransMedics Group, Inc. 2019 Stock Incentive Plan, based on the following votes:

For	Against	Abstain	Broker Non-Votes
17,265,369	6,758,882	39,472	4,632,985

Proposal Four: The shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2026, based on the following votes:

For	Against	Abstain
28,030,696	648,359	17,653

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Amendment No. 1 to Amended and Restated TransMedics Group, Inc. 2019 Stock Incentive Plan

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSMEDICS GROUP, INC.

Date: May 21, 2026	By:	/s/ Matthew S. Forsyth
	Name:	Matthew S. Forsyth
	Title:	Senior Vice President, General Counsel & Corporate Secretary